Exhibit 99.2

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except per share amounts)	March 31,
	2008	2007

Revenues:
Rental and other property	$101,477	$89,666
Management and other fees from affiliates	1,227	1,040
	102,704	90,706

Expenses:
Property operating, excluding real estate taxes	24,564	22,068
Real estate taxes	8,417	7,526
Depreciation and amortization	27,734	21,156
Interest	20,183	18,266
Amortization of deferred financing costs	722	677
General and administrative	6,625	6,096
	88,245	75,789
Earnings from operations	14,459	14,917

Interest and other income	2,768	2,182
Equity income co-investments	6,630	1,982
Minority interests	(5,843)	(5,307)
Income before discontinued operations	18,014	13,774

Income and gain from discontinued operations, net of minority interests	-	23,772
Net income	18,014	37,546
Dividends to preferred stockholders	(2,310)	(2,243)
Net income available to common stockholders	$15,704	$35,303

Net income per share - basic	$0.63	$1.51

Net income per share - diluted	$0.63	$1.46

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2008	2007

Rental and other property
Rental	$95,802	$84,482
Other property	5,675	5,184
Rental and other property	$101,477	$89,666

Management and other fees from affiliates
Management	$780	$781
Development and redevelopment	447	259
Management and other fees from affiliates	$1,227	$1,040

General and administrative
General and administrative	$10,325	$8,782
Allocated to property operating expenses - administrative	(2,229)	(1,394)
Capitalized to real estate	(1,471)	(1,292)
Net general and administrative	$6,625	$6,096

Interest and other income
Interest income	$1,174	$858
Lease income, net	1,594	1,324
Interest and other income	$2,768	$2,182

Minority interests
Limited partners of Essex Portfolio, L.P.	$1,893	$1,578
Perpetual preferred distributions	2,559	2,559
Third party ownership interests	259	127
DownREIT limited partners' distributions	1,132	1,043
Minority interests	$5,843	$5,307

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2008	2007	% Change

Funds from operations
Net income available to common stockholders	$15,704	$35,303
Adjustments:
Depreciation and amortization	27,734	21,718
Gains not included in FFO	-	(14,040)
Minority interests and co-investments (1)	2,427	2,406
Funds from operations	$45,865	$45,387
FFO per share-diluted	$1.67	$1.70	-1.4%

Components of the change in FFO
Non-recurring items:
Preferred and promote interests	(6,318)	(10,068)
Income generated from TRS activities, net of taxes and expenses	-	(270)
Funds from operations excluding non-recurring items	39,547	35,049
FFO excluding non-recurring items per share-diluted	$1.44	$1.31	10.1%

Changes in recurring items:
Same-property NOI	$3,344
Non-same property NOI	5,080
Management and other fees from affiliates	187
Interest expense and amortization of deferred financing costs	(1,962)
Other items, net	(2,151)
	$4,498

Weighted average number of shares outstanding diluted (2)	27,398,605	26,735,117

(1)
Amount includes the following 2008 adjustments: (i) minority interest related to Operating Partnership units totaling $1.9 million, (ii) depreciation add back and preferred interest for co-investments not recognized for GAAP totaling $0.5 million.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2008	December 31, 2007

Real Estate:
Land and land improvements	$670,494	$670,494
Buildings and improvements	2,468,318	2,447,265
	3,138,812	3,117,759
Less: accumulated depreciation	(567,820)	(541,987)
	2,570,992	2,575,772
Real estate under development	258,651	233,445
Co-investments	63,700	64,191
	2,893,343	2,873,408
Cash and cash equivalents	22,571	22,483
Marketable securities	4,045	2,017
Notes and other receivables	47,350	49,632
Other assets	22,642	21,190
Deferred charges	11,325	11,593
Total assets	$3,001,276	$2,980,323

Mortgage notes payable	$1,312,300	$1,262,873
Exchangeable bonds	225,000	225,000
Lines of credit	148,183	169,818
Other liabilities	133,541	104,442
Total liabilities	1,819,024	1,762,133

Minority interests	278,365	281,960
Series G cumulative convertible preferred stock, liquidation value	145,912	145,912

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	844,250	857,109
Distributions in excess of accumulated earnings	(92,345)	(82,805)
Accumulated other comprehensive income (loss)	(18,932)	(8,988)
Total stockholders' equity	757,975	790,318
Total liabilities and stockholders' equity	$3,001,276	$2,980,323

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - March 31, 2008
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	64%	$1,074,976	6.3%	5.0
Tax exempt variable (1)	14%	237,324	3.8%	22.2
Total mortgage notes payable	78%	1,312,300	5.9%	8.1

Exchangeable bonds (2)	13%	225,000	3.6%

Line of credit - secured (3)	6%	100,000	4.5%
Line of credit - unsecured (4)	3%	47,000	5.4%
Line of credit - unsecured (5)	0%	1,183	5.2%
Total lines of credit	9%	148,183	4.8%

Total debt	100%	$1,685,483	5.6%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2008	$89,502	6.7%
	2009	36,476	6.4%
	2010	154,163	8.1%
	2011	152,597	6.4%
	2012	32,077	5.2%
	Thereafter	1,072,485	5.1%
	Total	$1,537,300	5.7%
Capitalized interest for the quarter was approximately $2.0 million.

(1)	Substantially all tax exempt variable debt is subject to interest rate protection agreements.
(2)
Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.

(3)	Secured line of credit commitment is $100 million and matures in January 2009. This line is secured by eight of Essex's apartment communities.
The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.
(4)	Unsecured line of credit commitment is $200 million and matures in March 2009.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.
(5)	Unsecured revolving line of credit commitment is $10 million and matures in March 2009.
The underlying interest rate on this line is based on the bank's Prime Rate less 2.0%.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization - March 31, 2008
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,685,483

Common stock and potentially dilutive securities
Common stock outstanding	24,746
Limited partnership units (1)	2,519
Options-treasury method	130
Total common stock and potentially dilutive securities	27,395	shares

Common stock price per share as of March 31, 2008	$113.98

Market value of common stock and potentially dilutive securities	$3,122,482

Preferred units/stock	$304,500

Total equity capitalization	$3,426,982

Total market capitalization	$5,112,465

Ratio of debt to total market capitalization	33.0%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2008 and 2007
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Revenues:
Same-property revenue	$47,272	$46,193	2.3%	$19,245	$17,221	11.8%	$15,185	$13,848	9.7%	$494	$492	0.4%	$82,196	$77,754	5.7%
Non-same property revenue (2)	7,474	5,554		9,384	4,569		1,744	1,141		679	648		19,281	11,912
Total Revenues	$54,746	$51,747		$28,629	$21,790		$16,929	$14,989		$1,173	$1,140		$101,477	$89,666

Property operating expenses:
Same-property operating expenses	$14,762	$14,252	3.6%	$6,118	$5,785	5.8%	$5,042	$4,776	5.6%	$343	$354	-3.1%	$26,265	$25,167	4.4%
Non-same property operating expenses (2)	2,486	1,606		3,413	1,365		475	273		342	1,183		6,716	4,427
Total property operating expenses	$17,248	$15,858		$9,531	$7,150		$5,517	$5,049		$685	$1,537		$32,981	$29,594

Net operating income:
Same-property net operating income	$32,510	$31,941	1.8%	$13,127	$11,436	14.8%	$10,143	$9,072	11.8%	$151	$138	9.4%	$55,931	$52,587	6.4%
Non-same property operating income (2)	4,988	3,948		5,971	3,204		1,269	868		337	(535)		12,565	7,485
Total net operating income	$37,498	$35,889		$19,098	$14,640		$11,412	$9,940		$488	$(397)		$68,496	$60,072

Same-property operating margin	69%	69%		68%	66%		67%	66%		31%	28%		68%	68%

Same-property turnover percentage	43%	46%		47%	41%		38%	52%		26%	28%		42%	46%

Same-property concessions	$449	$386		$119	$100		$55	$49		$6	$14		$629	$549

Average same-property concessions per turn (3)	$336	$303		$243	$239		$129	$83		$295	$681		$277	$239

Net operating income percentage of total	55%	60%		28%	24%		17%	17%		1%	-1%		100%	100%

Loss to lease (4)	$(3,521)			$5,081			$1,501			$-			$3,061
Loss to lease as a percentage of rental income	(1.6%)			4.1%			2.3%			-			0.9%

Reconciliation of apartment units at end of period

Same-property apartment units	10,926			4,083			4,560			302			19,871

Consolidated Apartment Units	12,725	12,386		6,361	5,523		5,005	4,905		302	302		24,393	23,116
Joint Venture	480	480		1,575	2,101		515	515		-	-		2,570	3,096
Under Development (5)	543	543		693	238		422	127		-	-		1,658	908
Total apartment units at end of period	13,748	13,409		8,629	7,862		5,942	5,547		302	302		28,621	27,120
Percentage of total	48%	49%		30%	29%		21%	20%		1%	1%		100%	100%

Average same-property financial occupancy	95.1%	95.5%		97.1%	95.3%		97.0%	95.7%		91.3%	90.3%		95.9%	95.5%

(1)
Other real estate assets consists of one community in Houston, TX, that is classified in same-property results and several other properties including consolidated commercial assets that are classified in non-same property results.

(2)	Includes properties which subsequent to January 1, 2007 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 395 of the units under development as of March 31, 2008.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Revenue by County - Quarters ended March 31, 2008, March 31, 2007 and December 31, 2007
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue			Property Revenue
		March 31,	March 31,		March 31,	March 31,		December 31,	Sequential
Region	Units	2008	2007	% Change	2008	2007	% Change	2007	% Change

Southern California
Ventura County	3,004	$1,383	$1,370	0.9%	$12,354	$12,395	-0.3%	$12,474	-1.0%
Los Angeles County	2,754	1,737	1,658	4.8%	15,068	14,416	4.5%	14,823	1.7%
Orange County	2,037	1,542	1,495	3.1%	9,416	9,077	3.7%	9,359	0.6%
San Diego County	2,616	1,072	1,046	2.5%	8,492	8,382	1.3%	8,515	-0.3%
Santa Barbara County	239	1,789	1,670	7.1%	1,310	1,219	7.5%	1,315	-0.4%
Riverside County	276	831	816	1.8%	632	704	-10.2%	685	-7.7%
	10,926	1,423	1,381	3.0%	47,272	46,193	2.3%	47,171	0.2%

Northern California
San Francisco MSA	175	1,766	1,635	8.0%	926	851	8.8%	921	0.5%
Santa Clara County	1,870	1,600	1,478	8.3%	9,128	8,351	9.3%	8,968	1.8%
Alameda County	200	1,301	1,200	8.4%	797	732	8.9%	797	0.0%
San Mateo County	768	1,577	1,295	21.8%	3,662	2,908	25.9%	3,529	3.8%
Contra Costa County	1,070	1,483	1,428	3.9%	4,732	4,379	8.1%	4,741	-0.2%
	4,083	1,557	1,423	9.4%	19,245	17,221	11.8%	18,956	1.5%

Seattle Metro	4,560	1,060	970	9.3%	15,185	13,848	9.7%	15,019	1.1%

Other real estate assets	302	591	577	2.4%	494	492	0.4%	521	-5.2%

Total Same-Property revenue	19,871	$1,354	$1,283	5.6%	$82,196	$77,754	5.7%	$81,667	0.6%

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

(Dollars in millions)

		Estimated Units	Estimated retail sq. feet (1)	Total Costs Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy	Stabilized Operations

Development Projects

Project Name	Location
Belmont Station	Los Angeles, CA	275	-	$62.1	$9.0	$71.1	Jan-06	Aug-08	Jul-08	Mar-09
The Grand	Oakland, CA	238	7,800	57.0	39.2	96.2	Dec-06	Dec-08	Jan-09	Jun-09
Fourth Street	Berkeley, CA	171	15,500	14.7	54.7	69.4	Apr-08	Feb-10	Feb-10	Aug-10
Broadway Heights (2)	Seattle, WA	295	29,100	3.7	100.6	104.3	Aug-08	Sep-10	Jul-10	May-11
Tasman Place	Sunnyvale, CA	284	48,300	2.8	136.1	138.9	Feb-09	Mar-11	Apr-11	Nov-11
Consolidated - Development Projects		1,263	100,700	140.3	339.6	479.9

Development Projects - Fund II

Project Name	Location
Eastlake 2851	Seattle, WA	127	9,300	30.3	5.1	35.4	Aug-06	Jun-08	Apr-08	Jul-08
Studio 40-41	Studio City, CA	149	-	34.5	26.1	60.6	Jun-07	Jun-09	Mar-09	Aug-09
Cielo	Chatsworth, CA	119	-	14.1	25.3	39.4	Jun-07	May-09	May-09	Sep-09
Fund II - Development Projects		395	9,300	78.9	56.5	135.4
Total - Development Projects		1,658	110,000	219.2	396.1	615.3

Predevelopment Projects

Project Name	Location
Essex-Hollywood	Hollywood, CA	-	-	-	-	-	Sep-09	Sep-11	Sep-11	Mar-12
Cadence Campus	San Jose, CA	-	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
Main Street (2)	Walnut Creek, CA	-	-	-	-	-	Jan-10	Jan-12	Jan-12	Jul-12
Total - Predevelopment Projects		1,018	-	92.4	224.5	316.9

Land Held for Future Development (3)

Project Name	Location
City Centre	Moorpark, CA	200	-	-	-	-
Citiplace	San Diego, CA	141	-	-	-	-
Park Boulevard (4)	Palo Alto, CA	27	-	-	-	-
90 Archer	San Jose, CA	42	-	-	-	-
View Pointe	Newcastle, WA	24	-	-	-	-

Total - Other Projects		434	-	26.0	-	26.0

Grand Total - Development Pipeline		3,110	110,000	$337.6	$620.6	$958.2

(1)	Certain apartment community developments include retail space, and the Company has included the total estimated retail square footage for each development project.
(2)	The Company has entered into a joint venture development project with a third-party to develop this property. Essex has a 50% interest in the project.
(3)	The Company owns land in various stages of entitlement that is being held for future development.
(4)	The Company has entered into an option agreement to sell a land parcel to a third-party. During the option period the Company will continue to complete the entitlement process.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline - March 31, 2008
(Dollars in thousands)

									Units
								Q1 2008	completed
		Total	Estimated	Estimated		NOI		Rehab	and
		Incurred	Remaining	Total	Redevelopment	For the quarter ended		Vacancy	available
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q1 2008	Q1 2007	Loss	for rent

Approved - Redevelopment Projects (1)
Marina Cove, Santa Clara, CA	292	$1,887	$7,971	$9,858	Jun-07
Foothill Commons, Bellevue, WA	360	1,522	17,282	18,804	Jun-07
Woodland Commons, Bellevue, WA	236	1,567	10,212	11,779	Jun-07
	888	4,976	35,465	40,441

Active - Redevelopment Projects
Southern California
Mira Monte, Mira Mesa, CA (3)	355	5,934	126	6,060	Sep-04	$911	$859	$3	352
Avondale at Warner Center, Woodland Hills, CA	446	11,267	2,803	14,070	Oct-04	1,298	1,252	-	198
Pathways, Long Beach, CA	296	7,061	3,699	10,760	Jun-06	819	942	41	192
Highridge, Rancho Palos Verdes, CA	255	3,245	12,818	16,063	Jan-07	924	888	-	9
	1352	27,507	19,446	46,953		3,952	3,941	44	751
Northern California
The Montclaire - Phase I - III, Sunnyvale, CA	390	8,699	6,433	15,132	Aug-06	1,123	963	100	212
Boulevard, Fremont, CA	172	7,438	1,174	8,612	Sep-06	271	394	84	84
Bridgeport, Newark, CA	184	4,103	483	4,586	Oct-06	507	471	2	3
City View (Wimbledon Woods), Hayward, CA (4)	560	7,202	2,148	9,350	Oct-06	1,271	1,378	-	3
	1,306	27,442	10,238	37,680		3,172	3,206	186	299
Seattle Metro
Palisades - Phase I and II, Bellevue, WA (3)	192	6,472	479	6,951	Sep-04	503	386	-	192
Sammamish View, Bellevue, WA (4)	153	3,887	-	3,887	Dec-05	443	378	-	153
	345	10,359	479	10,838		946	764	-	345

Total Active - Redevelopment Projects	3,003	65,308	30,163	95,471		8,070	7,911	230	1,395

Consolidated - Redevelopment Projects	3,891	70,284	65,628	135,912		8,070	7,911	230	1,395

Redevelopment Projects - Fund II
Regency Tower - Phase I - II, Oakland, CA	178	3,787	689	4,476	Nov-05	357	312	4	97
The Renaissance, Los Angeles, CA	168	4,006	1,334	5,340	Oct-06	630	511	32	157
Fund II - Redevelopment Projects	346	7,793	2,023	9,816		987	823	36	254

Grand Total - Redevelopment Pipeline	4,237	$78,077	$67,651	$145,728		$9,057	$8,734	$266	1,649

(1)	These communities have stabilized operations as of Q1 2008, and therefore the communities are classified in same-property operations.
(2)	This community was restabilized during the end of first quarter of 2007, and will be included in same-property operations starting the second quarter of 2008.
(3)	These communities was restabilized during the end of third quarter of 2007, and will be included in same-property operations starting the fourth quarter of 2008.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Investments- March 31, 2008 (Dollars in thousands)	Essex Book	Total Fund Original		Debt	Property Revenue for the three months ended			NOI for the three months ended
	Value	Cost	Units	Amount	2008	2007	% Change	2008	2007	% Change

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II) (1)
Southern California
Parcwood, Corona, CA			312	$25,244
Renaissance, Los Angeles, CA			168	23,180
Total Southern California			480	48,424	$1,993	$1,879	6.1%	$1,173	$1,161	1.1%
Northern California
Alderwood Park, Newark, CA			96	7,036
Carlmont Woods, Belmont, CA			195	12,858
Davey Glen, Belmont, CA			69	6,654
Enclave, San Jose, CA			637	80,260
Harbor Cove, Foster City, CA			400	34,670
Regency Tower, Oakland, CA			178	11,007
Total Northern California			1,575	152,485	6,988	6,344	10.2%	4,413	3,777	16.8%
Seattle Metro
Echo Ridge, Snoqualmie, WA			120	13,200
Morning Run, Monroe, WA			222	13,649
Tower @ 801, Seattle, WA			173	19,231
Total Seattle Metro			515	46,080	2,017	1,890	6.7%	1,202	1,146	4.9%

Total - Operating Communities			2,570	246,989	$10,998	$10,113	8.8%	$6,788	6,084	11.6%

Fund II - Development Pipeline (2)
Eastlake 2851 on Lake Union, Seattle, WA			127	20,762
Studio 40-41, Studio City, CA			149	10,010
Cielo, Chatsworth, CA			119	2,262
Total - Development Communities			395	33,034

Line of credit				7,800

Total - Fund II	$58,012	$526,602	2,965	$287,823

Capitalized costs	720
	58,732
Other (3)	4,968
	$63,700

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceds cetain financial return benchmarks.
(2)	See S-9 for more detail about the Fund II Development Pipeline.
(3)	Other investments include one development joint venture in preliminary stages located in Southern California totaling $4.5 million and a real estate technology investment.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Co-Investments – March 31, 2008
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities. In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions for operating properties:

					Operations for the quarter ended
	Balance as of March 31, 2008				March 31, 2008
	Investment in	Related	Minority	Down REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

DownREITs:
Anchor Village	$11,901	$10,750	$1,939	111,154	$763	$298	$466
Barkley Apartments	9,127	4,856	2,359	80,302	648	236	413
Brookside Oaks	34,620	14,074	3,974	99,073	722	212	510
Capri at Sunny Hills	17,046	19,092	3,137	168,365	625	156	469
Brentwood (Hearthstone)	15,385	20,643	2,568	58,884	631	159	472
Hidden Valley (Parker Ranch)	43,852	33,206	6,089	62,647	1,342	385	956
Highridge Apartments	23,504	44,807	5,180	300,438	1,325	401	924
Montejo Apartments	8,775	5,789	1,596	38,038	484	144	340
Thomas Jefferson	32,702	19,797	7,067	67,873	872	285	588
Treehouse Apartments	11,696	7,794	3,299	75,700	590	152	439
Valley Park Apartments	16,013	9,874	1,275	56,633	714	164	550
Villa Angelina Apartments	20,638	13,351	3,003	57,709	972	240	732
	245,259	204,033	41,486	1,176,816	9,688	2,832	6,859

Other Co-investments:
Derian Office Building (2)	15,895	-	-	n/a	509	107	403
Hillsdale Garden Apartments (3)	116,006	-	-	n/a	3,311	1,428	1,883

(1)	Represents the number of DownREIT units that are currently outstanding. Generally, DownREIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.
(2)	Essex has mortgage loans to the owners of this property with an aggregate principal balance in excess of the book value of the property as of March 31, 2008.
(3)
During the second quarter of 2007, the Company entered into a joint venture partnership with a third-party, and the Company contributed the improvements to the property for a 81.5% interest and the joint venture partner contributed the title to the land for an 18.5% interest in the partnership.

See Company’s 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - March 31, 2008
(Dollars in thousands)

Income from Discontinued Operations

For the quarter ended March 31, 2007, the Company sold the City Heights property which was consolidated in accordance with FIN 46R, and condominium units at Peregrine Point.  For the quarter ended March 31, 2008, no properties were sold and none were classified as held for sale.

	Three Months Ended
	March 31,
	2008	2007
Rental revenues	$-	$3,497
Interest and other income	-	290
Revenues	-	3,787

Property operating expenses	-	(1,416)
Interest expense	-	(417)
Depreciation and amortization	-	(571)
Minority interests	-	(58)
Expenses	-	(2,462)

Gain on sale	-	78,919
Subordination fees	-	10,290
Minority interests	-	(66,762)
Net gain on sale of real estate	-	22,447

Income from discontinued operations	$-	$23,772

Common Stock Equivalents

	Q1 2008	Actual
	Weighted Avg.	As of 3/31/08
Common Shares	24,747,925	24,746,541
Stock Options	129,701	129,701
Exchangeable Bonds	-	205,146
Weighted Avg. Shares Diluted - EPS	24,877,626	25,081,388
Operating Limited Partnership Units	2,520,979	2,518,649
Weighted Avg. Shares Diluted - FFO	27,398,605	27,600,037

See Company’s 10-Q for additional disclosures